                                                                  Exhibit 32.2
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                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zoltek Companies, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin Schott, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

                  (1)      The Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  February 9, 2007                    By:  /s/ KEVIN SCOTT
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                                                   Kevin Scott
                                             Chief Financial Officer